UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 14, 2026

PYROPHYTE ACQUISITION CORP. II

(Exact name of registrant as specified in its charter)

Cayman Islands	001-42752	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3262 Westheimer Road, Suite 706

Houston, Texas 77098

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (281) 701-4243

Not Applicable
(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, $0.0001 par value, and one-half of one redeemable warrant	PAII.U	New York Stock Exchange
Class A ordinary shares, par value $0.0001 per share	PAII	New York Stock Exchange
Warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50 per share	PAII WS	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

Business Combination Agreement

General Description of the Business Combination Agreement

On October 14, 2026, Pyrophyte Acquisition Corp. II, a Cayman Islands exempted company limited by shares (“Pyrophyte”), entered into a Business Combination Agreement (as may be amended, supplemented, or otherwise modified from time to time, the “Business Combination Agreement” and the transactions contemplated thereby, collectively, the “Business Combination”) with Sakuu Corporation, a Delaware corporation (“Sakuu”), and Pyrophyte Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of Pyrophyte (“Merger Sub”). Capitalized terms not defined herein shall have the meanings ascribed to them in the Business Combination Agreement.

Subject to its terms and conditions, the Business Combination Agreement provides that (a) Pyrophyte will transfer by way of continuation from the Cayman Islands to the State of Delaware and domesticate as a Delaware corporation in accordance with Section 388 of the General Corporation Law of the State of Delaware, as amended, and Part 12 of the Companies Act (as revised) of the Cayman Islands (such continuation and domestication, the “Domestication”), change its name to “Sakuu Holdings, Inc.” (“New Pyrophyte”), and amend its governing documents to become the Post-Closing Certificate of Incorporation and Post-Closing Bylaws (as such terms are defined in the Business Combination Agreement), and (b) following the Domestication, Sakuu will file with the Secretary of State of the State of Delaware a certificate of merger and Merger Sub will merge with and into Sakuu, with Sakuu surviving the merger as a wholly owned subsidiary of Pyrophyte (“Merger”).

Transaction Consideration

Subject to, and in accordance with the terms and conditions of the Business Combination Agreement, in connection with and prior to the Closing, each Pyrophyte Class A Share and Pyrophyte Class B Share issued and outstanding immediately prior to the Domestication shall, by virtue of the Domestication, be automatically converted on a one-for-one basis into a share of Class A common stock, par value $0.0001 per share, of Pyrophyte (“New Pyrophyte Common Shares”).

Subject to, and in accordance with the terms and conditions of the Business Combination Agreement, Sakuu’s equityholders will receive an aggregate of 60,000,000 newly issued New Pyrophyte Common Shares (the “Transaction Consideration”), calculated by dividing $600,000,000 by $10.00 per share. The “Exchange Ratio” is equal to 60,000,000 divided by the Fully Diluted Company Capitalization.

Subject to, and in accordance with the terms and conditions of the Business Combination Agreement, at the effective time of the Merger,

(a)	each share of Sakuu’s common stock (“Sakuu Common Stock”) and each share of Sakuu’s preferred stock (“Sakuu Preferred Stock” and, together with the Sakuu Common Stock, the “Sakuu Capital Stock”) owned by Pyrophyte, Merger Sub, or any other subsidiary of Pyrophyte or held by Sakuu as treasury stock immediately prior to the Merger shall be automatically cancelled and retired without any conversion thereof and shall cease to exist, and no consideration shall be paid with respect thereto,

(b)	other than any Dissenting Shares, each share of Sakuu Preferred Stock issued and outstanding immediately prior to the effective time of the Merger shall, in accordance with Sakuu’s certificate of incorporation, be converted into the right to receive a number of New Pyrophyte Common Shares equal to the product of the number of shares of Sakuu Common Stock into which such share of Sakuu Preferred Stock would be converted in accordance with Sakuu’s certificate of incorporation as of immediately prior to the effective time of the Merger, multiplied by the Exchange Ratio,

(c)	other than any Dissenting Shares, each share of Sakuu Common Stock issued and outstanding immediately prior to the effective time of the Merger shall, in accordance with Sakuu’s certificate of incorporation, be converted into the right to receive a number of New Pyrophyte Common Shares equal to the Exchange Ratio,

(d)	each share of Merger Sub’s common stock, par value $0.0001 per share, issued and outstanding immediately prior to the effective time of the Merger shall be automatically canceled and extinguished and converted into and become one newly issued, fully paid and nonassessable share of common stock, par value $0.0001 per share, of Sakuu following the Merger (the “Surviving Company Common Stock”);

(e)	each Company Option shall be converted into an option to acquire, subject to substantially the same terms and conditions as were applicable under such Company Option, the number of New Pyrophyte Common Shares (rounded down to the nearest whole share), determined by multiplying the number of shares of Sakuu Common Stock subject to such Company Option as of immediately prior to the effective time of the Merger by the Exchange Ratio, at an exercise price per New Pyrophyte Common Share (rounded up to the nearest whole cent) equal to (i) the exercise price per share of Sakuu Common Stock of such Company Option as of immediately prior to the effective time of the Merger, divided by (ii) the Exchange Ratio;

(f)	each Company Warrant outstanding immediately prior to the effective time of the Merger shall cease to represent a right to acquire Sakuu Capital Stock, shall be assumed by Pyrophyte, and shall be cancelled in exchange for a warrant to acquire New Pyrophyte Common Shares (“Converted Warrant”), on the same contractual terms and conditions as were in effect with respect to Company Warrants immediately prior to the effective time of the Merger under the terms of the relevant agreements governing such Company Warrants, except for terms rendered inoperative by reason of the transactions contemplated by the Business Combination Agreement or for such other immaterial administrative or ministerial changes as the board of directors of Pyrophyte may determine in good faith are appropriate to effectuate the administration of the Converted Warrants, determined by multiplying the number of shares of Sakuu Capital Stock subject to such Company Warrant as of immediately prior to the effective time of the Merger by the Exchange Ratio, at an exercise price per share of New Pyrophyte Common Shares (rounded up to the nearest whole cent) equal to (i) the exercise price per share of Sakuu Capital Stock of such Company Warrant divided by (ii) the Exchange Ratio;

(g)	each Company Convertible Note, if not optionally converted by its holder immediately prior to the effective time of the Merger, will convert into New Pyrophyte Common Shares in accordance with the terms of each such Company Convertible Note and, upon such conversion, shall cease to be outstanding;

(h)	each Company SAFE outstanding immediately prior to the effective time of the Merger shall be terminated, cancelled, and converted into a right to receive a number of New Pyrophyte Common Shares in accordance with the terms of such Company Safe Agreement; and

(i)	each Dissenting Share shall not be converted into a right to receive a portion of the Transaction Consideration but instead shall be entitled to only such rights as are granted by Section 262 of the Delaware General Corporation Law.

Subject to, and in accordance with the terms and conditions of the Business Combination Agreement, at the effective time of the Merger, all the assets, property, rights, privileges, immunities, powers, and franchises of Sakuu and Merger Sub will vest in Sakuu, as the surviving entity, and all debts, liabilities, and duties of Sakuu and Merger Sub will become the debts, liabilities, and duties of Sakuu, as the surviving entity.

Company Management Incentive Pool

If, at any time during the period commencing on the Closing and ending on the fifth anniversary of the Closing (the “Earnout Period”), the closing sale price of the New Pyrophyte Common Shares is greater than or equal to $12.50 for any twenty Trading Days within any thirty consecutive Trading Day period (such time when the foregoing is first satisfied, the “First Earnout Achievement Date”), New Pyrophyte shall promptly allocate and reserve for issuance 5,000,000 New Pyrophyte Common Shares under a management incentive pool (the “Company Incentive Pool”), to be granted solely as incentive compensation for services under the proposed post-closing equity incentive plan (the “Equity Incentive Plan”) and not as consideration in the Merger or in respect of any shares of Sakuu Capital Stock or other equity securities of Sakuu.

In addition, if, at any time during the Earnout Period, the closing sale price of New Pyrophyte Common Shares is greater than or equal to $15.00 for any twenty Trading Days within any thirty consecutive Trading Day period (such time when the foregoing is first satisfied, the “Second Earnout Achievement Date”), New Pyrophyte shall promptly allocate and reserve for issuance an additional 5,000,000 New Pyrophyte Common Shares under the Company Incentive Pool, to be granted solely as incentive compensation for services under the Equity Incentive Plan in accordance with the Company Incentive Pool Allocation Framework.

Awards from the Company Incentive Pool may be made solely to then-current employees, directors and natural-person individual service providers of Sakuu or the Surviving Company who render bona fide services, in accordance with the eligibility criteria, overall pool cap, per-person limits and allocation tiers set forth in the Company Incentive Pool Allocation Framework, and no shareholder shall be entitled to any award in its capacity as a holder of equity securities of Sakuu. The Company Incentive Pool shares shall be in addition to, and shall not reduce, the initial share reserve provided for under the Equity Incentive Plan.

Proxy Statement and Registration Statement; Pyrophyte Shareholders’ Meeting

As promptly as practicable following the receipt by Pyrophyte of any audited or unaudited financial statements of Sakuu that are required by applicable law to be included in the Registration Statement (as defined below), Pyrophyte and Sakuu will jointly prepare and file with the U.S. Securities and Exchange Commission (the “SEC”), a registration statement on Form S-4 relating to the Business Combination (the “Registration Statement”), which will contain (i) a proxy statement relating to an extraordinary general meeting of Pyrophyte’s shareholders (the “Pyrophyte EGM”) to be held to consider, among other things, (x) approval of the Domestication, (y) approval of the Business Combination (including the approval and adoption of the Business Combination Agreement) and (z) the adoption and approval of any other proposals the parties deem necessary to effectuate the Business Combination and (ii) a prospectus that New Pyrophyte will use to offer the New Pyrophyte Common Shares and warrants of New Pyrophyte (“New Pyrophyte Warrants”) to be issued in connection with the Business Combination.

Pyrophyte Redemption

Pyrophyte will provide an opportunity to the holders of Pyrophyte Class A Shares that were initially issued as part of the units sold in its initial public offering to have their shares redeemed on the terms and conditions set forth in the Business Combination Agreement and Pyrophyte’s organizational documents (the “Redemption”). Subject to receipt of the approval of the Business Combination Agreement at the Pyrophyte EGM, Pyrophyte will carry out the Redemption immediately prior to the Effective Time in accordance with its organizational documents.

Representations and Warranties

The Business Combination Agreement contains customary representations and warranties of the parties thereto with respect to, among other things: corporate organization; authorization to enter into the Business Combination Agreement; capitalization; financial statements; undisclosed liabilities; litigation; compliance with laws; material contracts; company benefit plans; labor matters; taxes; insurance; permits; property; intellectual property, data privacy and security; environmental matters; absence of changes; brokers; transactions with affiliates; consents and requisite governmental approvals; and related party transactions.

Covenants

The Business Combination Agreement contains certain customary covenants for transactions of this type by Sakuu and Pyrophyte, including, among others, covenants regarding the operations of the businesses prior to consummation of the Business Combination; trust account waiver and proceeds; director and officer indemnification and insurance; financial information; related party transactions; public filings and securities and stock exchange listing of New Pyrophyte Common Shares; equity plans; Section 16 matters; and the Pyrophyte Transaction Expense Cap.

The Business Combination Agreement also contains joint covenants by all parties including, among others, the organization and appointment of the board of directors of Pyrophyte; efforts to consummate the Business Combination; the preparation and filing of the Registration Statement and related proxy statement; efforts to arrange and obtain the PIPE Financing; exclusive dealing; tax matters; confidentiality, access to information, and publicity; further assurances and post-closing cooperation; shareholder litigation; and requisite Sakuu shareholder approval.

Survival and Indemnification

None of the representations or warranties in the Business Combination Agreement will survive the Closing. The covenants and agreements that by their terms apply in whole or in part after the Closing will survive the Closing and continue until fully performed in accordance with their terms.

Conditions to Consummation of the Business Combination

Consummation of the Business Combination is generally subject to customary conditions of the respective parties and conditions customary to special purpose acquisition companies, including (a) expiration or termination of all applicable waiting periods under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 and any foreign antitrust laws set forth on Schedule 10.01(a) to the Business Combination Agreement; (b) the absence of any law or governmental order in effect preventing the consummation of the Business Combination; (c) the Registration Statement having become effective and the absence of a stop order being issued or the threat or initiation of a stop order proceeding by the SEC with respect to the Registration Statement; (d) receipt of the requisite approval for consummation of the Business Combination from Pyrophyte’s and Sakuu’s shareholders; (e) approval of New Pyrophyte Common Shares being issued in connection with the Business Combination for listing on the New York Stock Exchange (the “NYSE”) or Nasdaq Stock Market (“Nasdaq”), and (f) solely with respect to Sakuu’s obligations, the Net Closing Cash shall be at least equal to $30,000,000.

Termination

The Business Combination Agreement may be terminated under certain customary and limited circumstances prior to the Closing, including, but not limited to, (a) by mutual written consent of Sakuu and Pyrophyte; (b) by Pyrophyte if Sakuu is in material breach of its representations and warranties relating to Sakuu that would render any of the conditions to obligations of Pyrophyte incapable of being satisfied on the date of Closing and such breach is not cured or cannot be cured within certain specified time periods; (c) by Sakuu if Pyrophyte or Merger Sub is in material breach of their respective warranties or obligations that would render any of the conditions to obligations of Sakuu incapable of being satisfied on the date of Closing and such breach is not cured or cannot be cured within certain specified time periods; (d) by either Pyrophyte or Sakuu if the Business Combination shall not have been consummated on or prior to May 31, 2027 (the “Termination Date”); (e) by either Pyrophyte or Sakuu if any governmental authority has issued a Governmental Order or taken any other action enjoining, restraining, or otherwise prohibiting the Business Combination beyond the Termination Date which has become final and non-appealable; (f) by either Pyrophyte or Sakuu if certain required approvals are not obtained from Pyrophyte shareholders after the conclusion of a meeting of Pyrophyte’s shareholders duly convened therefor; (g) by Pyrophyte, if a Sakuu shareholder party to the Company Support Agreement has failed to perform any covenant or agreement on the part of such Sakuu shareholder that would render the condition relating to the Required Company Shareholders’ Consent incapable of being satisfied on the date of Closing (unless Sakuu has obtained the Required Company Shareholders’ Consent or delivered one or more additional Company Support Agreements sufficient to cause such condition to be capable of satisfaction) and such failure is not cured or cannot be cured within certain specified time periods; (h) by Pyrophyte if Sakuu does not deliver to Pyrophyte Company Support Agreements from Sakuu shareholders holding sufficient Sakuu Capital Stock to approve he matters comprising the Required Company Shareholders’ Consent within thirty days (or forty-five days if the fifteen day automatic extension is triggered) following the effective date of the Business Combination Agreement; (i) by Pyrophyte if the Required Company Shareholders’ Consent is, at any time after the Required Company Shareholders’ Consent has been obtained, no longer valid or is otherwise revoked or rescinded at any time; and (j) by Sakuu at any time if the Pyrophyte Shares are no longer listed on the NYSE.

If the Business Combination Agreement is validly terminated, none of the parties to the Business Combination Agreement will have any liability or any further obligation under the Business Combination Agreement, except in the case of any willful and material breach of the Business Combination Agreement or fraud, and for customary obligations that survive the termination thereof (such as confidentiality obligations).

The foregoing description of the Business Combination Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Business Combination Agreement, a copy of which is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The Business Combination Agreement contains representations, warranties and covenants that the respective parties made to each other as of the date of such agreement or other specific dates. The assertions embodied in those representations, warranties and covenants were made for purposes of the contract among the respective parties and are subject to important qualifications and limitations agreed to by the parties in connection with negotiating the Business Combination Agreement. The Business Combination Agreement has been included to provide investors with information regarding its terms. It is not intended to provide any other factual information about the parties to the Business Combination Agreement. In particular, the representations, warranties, covenants and agreements contained in the Business Combination Agreement, which were made only for purposes of the Business Combination Agreement and as of specific dates, were solely for the benefit of the parties to the Business Combination Agreement, may be subject to limitations agreed upon by the contracting parties (including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Business Combination Agreement instead of establishing these matters as facts) and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors and reports and documents filed with the SEC. Investors should not rely on the representations, warranties, covenants and agreements, or any descriptions thereof, as characterizations of the actual state of facts or condition of any party to the Business Combination Agreement. In addition, the representations, warranties, covenants and agreements and other terms of the Business Combination Agreement may be subject to subsequent waiver or modification. Moreover, information concerning the subject matter of the representations and warranties and other terms may change after the date of the Business Combination Agreement, which subsequent information may or may not be fully reflected in Pyrophyte’s public disclosures.

Related Agreements

Sponsor Support Agreement

Concurrently with the execution of the Business Combination Agreement, Pyrophyte Acquisition II LLC, a Delaware limited liability company (the “Sponsor”), Pyrophyte, and Sakuu entered into a Sponsor Support Agreement (the “Sponsor Support Agreement”), pursuant to which the Sponsor agreed to (i) vote all of its Pyrophyte Shares in favor of the Business Combination, (ii) not redeem any of the Pyrophyte Shares held by it at the Pyrophyte Shareholders Meeting; (iii) be bound by certain transfer restrictions in respect of the Pyrophyte Shares held by the Sponsor until up to one year after the closing of the Business Combination (the “Closing”); (iv) waive all anti-dilution rights with respect to the rate that the Pyrophyte Class B Shares convert into Pyrophyte Class A Shares in connection with the Business Combination; and (v) pay or otherwise satisfy all Pyrophyte Transaction Expenses in excess of the Pyrophyte Transaction Expense Cap.

In addition, the Sponsor agreed to forfeit any Pyrophyte Class B Shares held by it that are committed as incentives to investors, as determined by it in writing, in order to secure any PIPE Financing, non-redemption agreements or any other sources of Net Closing Cash. Any Pyrophyte Class B Shares that are not so committed will continue to be held by the Sponsor and are not subject to forfeiture. Subject to the reductions described below, such forfeiture will occur on the date that is five years from the date of the Closing.

The Pyrophyte Class B Shares that are subject to forfeiture as described in the preceding paragraph (such shares, the “Sponsor Forfeit Shares”) shall no longer be subject to forfeiture (i) with respect to 50% of the Sponsor Forfeit Shares, if the closing sale price of the New Pyrophyte Common Shares is greater than or equal to $12.50 for any twenty Trading Days within any thirty consecutive Trading Day period (such time when the foregoing is first satisfied, the “First Trigger Event”) and (ii) with respect to all Sponsor Forfeit Shares, if the closing sale price of New Pyrophyte Common Shares is greater than or equal to $15.00 for any twenty Trading Days within any thirty consecutive Trading Day period (such time when the foregoing is first satisfied, the “Second Trigger Event”).

Upon the fifth anniversary of the Closing, after giving effect to any applicable reduction in accordance with the terms and conditions of the Sponsor Support Agreement, any remaining Sponsor Forfeit Shares shall be automatically forfeited and deemed transferred to New Pyrophyte for cancellation for no consideration, and no person (other than New Pyrophyte) shall have any further right with respect thereto.

The foregoing description of the Sponsor Support Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Sponsor Support Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Company Lock-Up Agreement

At the Closing, Pyrophyte and certain Sakuu shareholders will enter into a lock-up agreement (the “Company Lock-Up Agreement”), pursuant to which, among other things, each such shareholder will agree, subject to certain permitted transfers in accordance with the terms and conditions of the Company Lock-Up Agreement, not to (i) effect any sale of, offer to sell, contract or agree to sell, hypothecate, pledge, grant any option to purchase or otherwise dispose of or agree to dispose of, directly or indirectly, or establish or increase a put equivalent position or liquidation with respect to or decrease a call equivalent position within the meaning of Section 16 of the Exchange Act, and the rules and regulations of the SEC promulgated thereunder, with respect to any securities of Pyrophyte, (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any securities of Pyrophyte, whether any such transaction is to be settled by delivery of such securities, in cash or otherwise or (iii) make any public announcement of any intention to effect any transaction specified in clause (i) or (ii) (clauses (i)-(iii), collectively, a “Transfer”), for the period from and after the Closing and until the date that is twelve months after the date of the Closing (the “Lock-Up Period”); provided that the securities subject to the Company Lock-Up Agreement may be Transferred prior to the end of the Lock-Up Period if the closing share price of the New Pyrophyte Common Shares equals or exceeds $12.00 per share (as adjusted for share splits, share capitalizations, reorganizations, recapitalizations and other similar transactions) for any twenty Trading Days within any thirty consecutive Trading Day period commencing at least one hundred fifty days after the Closing.

The foregoing description of the Company Lock-Up Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Company Lock-Up Agreement, the form of which is attached as Exhibit C to the Business Combination Agreement filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Company Support Agreement

Within thirty days following the effective date of the Business Combination Agreement (subject to an automatic fifteen day extension in accordance with the terms of the Business Combination Agreement), Pyrophyte, Sakuu and certain of Sakuu’s shareholders shall enter into Company Support Agreements (each, a “Company Support Agreement”), pursuant to which each such Sakuu shareholder will agree to, among other things, (a) retain their respective equity interests in Sakuu, (b) vote in favor of the Business Combination, and (c) be bound by certain other covenants and agreements related to the Business Combination.

The foregoing description of the Company Support Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the form of Company Support Agreement, a copy of which is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Registration Rights

The Business Combination Agreement contemplates that, at the Closing, Pyrophyte, the Sponsor, certain shareholders of Sakuu and certain of their respective affiliates, as applicable, and the other parties thereto, will enter into a Registration Rights Agreement (the “Registration Rights Agreement”), pursuant to which New Pyrophyte will agree to register for resale, pursuant to Rule 415 under the Securities Act of 1933, as amended (the “Securities Act”), certain New Pyrophyte Common Shares and other equity securities of New Pyrophyte that are held by the parties thereto from time to time.

Item 7.01 Regulation FD Disclosure

On October 15, 2026, Pyrophyte and Sakuu issued a joint press release announcing the execution of the Business Combination Agreement. A copy of the press release is attached hereto as Exhibit 99.1.

In addition, furnished hereto as Exhibit 99.2 and incorporated into this Item 7.01 by reference is an investor presentation that Sakuu has prepared for use in connection with the Business Combination.

The information in this Item 7.01, including Exhibits 99.1 and 99.2, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into the filings of Pyrophyte under the Securities Act or the Exchange Act, regardless of any general incorporation language in such filings. This Current Report on Form 8-K will not be deemed an admission as to the materiality of any information contained in this Item 7.01, including Exhibits 99.1 and 99.2.

Additional Information and Where to Find It

In connection with the proposed Business Combination, Pyrophyte and Sakuu plan to file the Registration Statement with the SEC, which will include a prospectus with respect to the combined company’s securities to be issued in connection with the proposed Business Combination and a preliminary proxy statement with respect to the shareholder meeting of Pyrophyte to vote on the proposed Business Combination. Pyrophyte and Sakuu also plan to file other documents and relevant materials with the SEC regarding the proposed Business Combination. After the Registration Statement is declared effective by the SEC, the definitive proxy statement/prospectus included in the Registration Statement will be mailed to the shareholders of Pyrophyte as of the record date to be established for voting on the proposed Business Combination. SECURITY HOLDERS OF PYROPHYTE AND SAKUU ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) AND OTHER DOCUMENTS AND RELEVANT MATERIALS RELATING TO THE PROPOSED BUSINESS COMBINATION THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BEFORE MAKING ANY VOTING DECISION WITH RESPECT TO THE PROPOSED BUSINESS COMBINATION BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED BUSINESS COMBINATION AND THE PARTIES TO THE PROPOSED BUSINESS COMBINATION. Shareholders are able to obtain free copies of the proxy statement/prospectus and other documents containing important information about Pyrophyte and Sakuu once such documents are filed with the SEC through the website maintained by the SEC at http://www.sec.gov. In addition, the documents filed by Pyrophyte may be obtained free of charge from Pyrophyte at https://pyrophytespac.com/investors. Alternatively, these documents, when available, can be obtained free of charge from Pyrophyte upon written request to Pyrophyte Acquisition Corp. II, 3262 Westheimer Road, Suite 706, Houston, Texas 77098, Attn: Chief Financial Officer, or by calling (281) 701-4243. The information contained on, or that may be accessed through the websites referenced in this Current Report on Form 8-K is not incorporated by reference into, and is not a part of, this Current Report on Form 8-K.

Participants in Solicitation

Pyrophyte, Sakuu and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from Pyrophyte’s shareholders in connection with the proposed Business Combination. Security holders may obtain more detailed information regarding the names, affiliations and interests of certain of Pyrophyte’s executive officers and directors in the solicitation by reading Pyrophyte’s final prospectus related to its initial public offering filed with the SEC on July 17, 2025, the definitive proxy statement/prospectus, which will become available after the Registration Statement has been declared effective by the SEC, and other relevant materials filed with the SEC in connection with the proposed Business Combination when they become available. Information concerning the interests of Pyrophyte’s participants in the solicitation, which may, in some cases, be different from those of Pyrophyte’s shareholders generally, will be set forth in the preliminary proxy statement/prospectus included in the Registration Statement.

No Offer or Solicitation

This Current Report on Form 8-K and the exhibits hereto do not constitute an offer to sell or exchange, or a solicitation of an offer to buy or exchange any securities, or a recommendation to purchase, any securities in any jurisdiction, or the solicitation of any proxy, vote, consent or approval in any jurisdiction with respect to any securities or in connection with the Business Combination. There shall not be any offer, sale or exchange of any securities of Pyrophyte or Sakuu in any jurisdiction where, or to any person to whom, such offer, sale or exchange may be unlawful under the laws of such jurisdiction prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act or an exemption therefrom.

Forward-Looking Statements

This Current Report on Form 8-K contains certain statements that may constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act, and Section 21E of the Exchange Act. These forward-looking statements generally are identified by the words “anticipate,” “believe,” “project,” “expect,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “possible,” “potential,” “predict,” “may,” “might,” “should,” “seek,” “target,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. These forward-looking statements include, but are not limited to, statements regarding Sakuu’s expected technology and product offerings, Sakuu’s ability to produce its modules and printing platforms at a commercial level or obtain licensing agreements for its battery technology, the availability of equity or debt financing on acceptable terms, if at all, and the capitalization of Sakuu after giving effect to the proposed business combination. These statements are based on various assumptions, whether or not identified in this Current Report on Form 8-K, and on the current expectations of Sakuu’s and Pyrophyte’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied upon by any investors as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and are subject to risks and uncertainties that may cause Sakuu’s and Pyrophyte’s activities or results to differ significantly from those expressed in any forward-looking statement, including changes in domestic and foreign business, market, financial, political and legal conditions; the inability of the parties to successfully or timely consummate the proposed business combination, including the risk that any regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect Sakuu or the expected benefits of the proposed business combination; failure to obtain the approval of the equity holders of Sakuu or Pyrophyte; failure to realize the anticipated benefits of the proposed business combination; risks related to the rollout of Sakuu’s business and the timing of expected business milestones; the effects of competition on Sakuu’s business; supply shortages in the materials necessary for the production of Sakuu’s modules and printing platforms; the inability of Sakuu to obtain licensing agreements for its technology; and the amount of redemption requests made by Pyrophyte’s public equity holders. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. Many factors could cause actual future events to differ materially from the forward-looking statements in this communication. There may be additional risks that neither Sakuu nor Pyrophyte presently know or that Sakuu and Pyrophyte currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. You should carefully consider the risks and uncertainties described in the sections entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in Pyrophyte’s Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, the Registration Statement and other documents filed by Pyrophyte from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Sakuu and Pyrophyte assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Neither Sakuu nor Pyrophyte gives any assurance that either Sakuu or Pyrophyte will achieve its expectations.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

EXHIBIT INDEX

Exhibit No.	Description
2.1†	Business Combination Agreement, dated October 14, 2026, by and among Pyrophyte Acquisition Corp. II, Sakuu Corporation and Pyrophyte Merger Sub, Inc.
10.1	Sponsor Support Agreement, dated October 14, 2026, by and among Pyrophyte Acquisition Corp. II, Pyrophyte Acquisition II LLC, and Sakuu Corporation.
10.2	Form of Company Support Agreement.
99.1	Press Release, dated October 15, 2026.
99.2	Investor Presentation.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

†	Certain of the exhibits and schedules to this exhibit have been omitted in accordance with Regulation S-K Item 601(a)(5) or (b)(2), as applicable. The Registrant agrees to furnish supplementally a copy of all omitted exhibits and schedules to the SEC upon its request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PYROPHYTE ACQUISITION CORP. II

By:	/s/ Sten Gustafson
	Name:	Sten Gustafson
	Title:	President and Chief Financial Officer

Dated: October 15, 2026